INVESTOR PRESENTATION z Data as of September 30, 2019 - Unless otherwise noted

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Why Fulton? . Deep Executive Bench with Continuity . Valuable Franchise in Attractive Markets . Investing in People to Drive Growth . Relationship Banking Strategy Focused on the Customer Experience . Granular, Well-Diversified Loan Portfolio . Attractive Core Deposit Profile . Solid Asset Quality and Reserves . Prudent Expense Management with Opportunities to Improve . Excess Capital to Deploy 3

Deep Executive Bench With Continuity Years in Financial Prior Name Position Years at Fulton Services Experience Phil Wenger Chairman/CEO 41 41 Various roles since joining in 1979 Curt Myers President/COO 30 30 Various roles since joining in 1990 PwC, Banking and Investment Banking; Joined Mark McCollom (1) Chief Financial Officer 2 32 Fulton in November 2017 Meg Mueller Head of Commercial Banking 23 33 Various roles since joining in 1996 Angela Snyder Head of Consumer Banking 18 34 Various roles since joining in 2002 Angie Sargent Chief Information Officer 27 27 Various roles since joining in 1992 Betsy Chivinski (2) Chief Risk Officer 25 37 Various roles since joining in 1994 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist 4 (2) Includes years of service in public accounting as a financial services industry specialist

A Valuable Franchise

- ~230 financial centers throughout the Mid-Atlantic
- Asset size of $21.7 billion
- 3,600+ team members (3,500 FTEs [(1)])
- Market capitalization of $2.7 billion [(2)]
- Opportunity to meaningfully grow our market share[(3)]
  - *~16.5% deposit market share across the 15 counties where we have a Top 5 deposit market share; Represents 57% of our total deposits*
  - *~1.0% deposit market share across the 38 counties where we do not have a Top 5 deposit market share; Represents 43% of our total deposits*



Lycoming
Columbia
Montour
Union
Centre
Snyder
Northumberland
Schuylkill
Dauphin
Lebanon
Berks
Northampton
Lehigh
Bucks
Montgomery
Cumberland
Lancaster
Chester
Philadelphia
York
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Cecil
New Castle
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
Sussex
Fairfax
Albemarle
Henrico

5

(1) Average full-time equivalent employees. (2) Shares outstanding and closing price as of September 30, 2019 (3) Data as of June 30, 2019 per S&P Global Market Intelligence ; Map includes Fulton Financial counties with a financial center and/or a loan production office ("LPO"), and incorporated cities in MD and VA with a financial center and/or LPO and removes online only bank deposits

FULTON FINANCIAL CORPORATION

Strong Position In Attractive & Stable Markets

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation Market Rank	Fulton Financial Corporation Total Active Branches 2019	Fulton Financial Corporation Total Deposits 2019 ($000)	Fulton Financial Corporation Total Deposit Market Share 2019	Market Total Active Branches 2019	Market Total Deposits 2019 ($000)	Market Median Household Income Current ($)	Projected Household Income Growth	Projected Market Population Growth
Lancaster, PA	1	24	3,228,191	27.66%	181	11,671,747	69,608	11.38%	2.04%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	14	56	3,299,399	0.79%	1,601	418,987,025	74,223	11.20%	1.26%
Allentown-Bethlehem-Easton, PA-NJ	4	21	1,499,163	8.61%	240	17,410,952	69,431	9.00%	1.58%
New York-Newark-Jersey City, NY-NJ-PA	62	24	1,358,751	0.08%	5,070	1,645,630,716	82,805	12.53%	0.77%
Baltimore-Columbia-Towson, MD	11	17	1,049,259	1.41%	658	74,304,274	84,221	9.33%	1.94%
York-Hanover, PA	3	12	1,010,021	13.19%	126	7,658,433	69,716	9.62%	1.69%
Harrisburg-Carlisle, PA	7	10	842,850	5.29%	182	15,922,557	69,485	7.97	2.17%
Lebanon, PA	1	8	782,242	33.99%	40	2,301,438	63,465	8.45%	2.89%
Reading, PA	6	9	682,100	4.11%	112	16,604,892	66,616	9.71%	1.38%
Hagerstown-Martinsburg, MD-WV	2	9	506,424	12.73%	80	3,979,699	62,916	7.12%	3.11%
Top 10 Fulton Financial Corporation MSAs (1)		***190***	***14,258,400***	***0.64%***	***8,290***	***2,214,471,733***	***71,249***	***9.63%***	***1.88%***
Total Franchise		***237***	***16,493,305***	***0.65%***	***11,070***	***2,550,346,666***	***71,983***	***10.19%***	***1.73%***
Nationwide							***66,010***	***9.87%***	***3.27%***

Note: Data as of June 30, 2019 per S&P Global Market Intelligence

(1) Median HH Income, 2020 – 2025 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA

6

FULTON FINANCIAL CORPORATION

Investing In People To Drive Growth Commentary Revenue Producers . Renewed focus on front line hiring after years of building out the compliance and risk management areas 300 . Market disruption creates hiring opportunities 250 102 97 o Replace lower performing commercial relationship 97 managers with higher performing talent 200 83 . Key additions to our SBA, commercial leasing and agriculture 75 69 areas as well as mortgage banking and wealth 150 113 o Also, created dedicated Healthcare and CRE lending groups 101 110 94 97 . Hired a regional president and commercial relationship 100 84 managers for our Philadelphia market, which is a focus area for growth 50 85 84 86 56 59 68 . Mortgage originations of ~$1.3bn1 - . Wealth AUA/AUM ~$10.9n2 4Q14 4Q15 4Q16 4Q17 4Q18 3Q19 Commercial Specialized Services Wealth Mortgage (1) For the year ended December 31, 2018 7 (2) As of September 30, 2019; Assets Under Administration (“AUA”) and Assets Under Management (“AUM”)

Extending Footprint Into Fast Growing Urban Markets

Philadelphia, PA County Deposit Market Share – Top 20

Total Deposit Rank 2019	Regulatory Industry	Parent Company Name	Total Active Branches 2019	Total Deposits 2019 ($000)	Total Deposit Market Share 2019 (%)
1	Bank	Wells Fargo & Co.	39	11,615,910	23.52
2	Bank	PNC Financial Services Group Inc.	38	9,302,303	18.84
3	Bank	Bank of America Corp.	18	8,686,901	17.59
4	Bank	Citizens Financial Group Inc.	47	7,237,769	14.66
5	Bank	Toronto-Dominion Bank	21	3,480,879	7.05
6	Bank	Banco Santander SA	20	2,232,221	4.52
7	Thrift	WSFS Financial Corp.	13	1,049,334	2.13
8	Savings Bank	Firstrust Savings Bank	5	875,291	1.77
9	Bank	M&T Bank Corp.	6	761,867	1.54
10	Bank	Republic First Bancorp Inc.	7	679,981	1.38
11	Bank	Prudential Bancorp Inc.	9	669,678	1.36
12	Bank	Univest Financial Corp.	7	472,309	0.96
13	Bank	BB&T Corp.	11	457,406	0.93
14	Bank	HSBC Holdings PLC	2	305,731	0.62
15	Bank	Bryn Mawr Bank Corp.	5	198,793	0.40
16	Bank	S&T Bancorp Inc.	2	173,029	0.35
17	Bank	Asian Financial Corp.	2	167,100	0.34
18	Savings Bank	United Savings Bank	3	161,887	0.33
19	Bank	Hyperion Bank	1	133,407	0.27
20	Savings Bank	Washington Savings Bank	4	128,762	0.26
		All Others	26	589,680	1.18
		Total	286	49,380,238	100.00

Commentary

- Philadelphia is a natural extension of our current footprint
  - Opened 3 financial centers in the 1Q19
  - Opened an LPO in King of Prussia 3Q19
- No bank of Fulton's size in Philadelphia
  - The top 5 banks have ~80% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
- Health Care, Technology and Professional Services are major economic forces, which are target business segments for Fulton
- The Philadelphia-Camden-Wilmington MSA is a large economic region with GDP of over $430bn, and is the 8th largest metropolitan area in the U.S[(1)]
- Baltimore is a targeted area for 2019
  - Opened an LPO in 1Q19
  - Opened a branch in 3Q19

Note: Deposit data as of June 30, 2019 per S&P Global Market Intelligence (excludes non-retail deposits and closed/proposed branches)

(1) 2016 advance statistics; source: U.S. Bureau of Economic Analysis

8

FULTON FINANCIAL CORPORATION

Strategic Initiatives Support Our Relationship Banking Strategy

Purpose — We Change Lives for the Better

Strategic Filter

- Simplify on the Inside
- Differentiate on the Outside
- Execute with Excellence

GROWTH STRATEGIES

- Investing in talent for growth in targeted markets and businesses.
- Investing in digital capabilities to enable Fulton to incrementally acquire new relationships and cross-sell existing clients and leverage customer intelligence capabilities.
- Differentiating Fulton in serving all segments of communities through execution and expansion of Fulton Forward®.
- Implementing new branch formats/designs.


Our Culture - Fulton Experience
Consumer
Customer &
Community
Commercial
Fulton Forward®

OPERATIONAL EXCELLENCE

- Advancing business line structure and charter consolidation.
- Focus on consistency and effectiveness across all operations areas through enterprise process design, improvement and automation (workflow, RPA, AI).
- Developing an enterprise technology strategy including defining the future state platform and execution roadmap.

EFFECTIVE RISK MANAGEMENT AND COMPLIANCE

- Sustaining risk management, compliance and systems to ensure stakeholder expectations are met.
- Implementing technology enhancements to limit manual controls and enable on-going monitoring.

Outcomes

- Growth
- Operational Excellence
- Risk & Compliance

Talent Strategy & Technology Strategy

9

FULTON FINANCIAL CORPORATION

Fulton Has Made Significant Investments To Enhance Its Digital Capabilities

New Website
2017

sitecore®
Own the experience®

fultonbank.com

- Personalizes experience
- Provides intuitive navigation
- Offers a consolidated, customer-centric view and organization of content

Commercial Online Banking Platform
2017

Bottomline Technologies®

BOSS

- Best-in-class online platform for customers to track, manage, and grow their business
- Integrates easily with other platforms such as QuickBooks®

Commercial Loan Origination System
2019

ncino.

NAVIGATOR

- Streamlines commercial underwriting process to condense timeline from application to close
- Integrates with CRM platform to streamline processes and keep customers more informed

10

FULTON FINANCIAL CORPORATION

Website Recently Recognized As An Innovation Leader Our redesigned customer website allows users to have a cohesive and personalized experience as they explore all of our products, services and capabilities in one place . Leverages data and customer insights to deliver personalized content to customers and prospects while capturing valuable information that can be translated into sales and marketing opportunities Fulton Bank won Sitecore’s 2018 annual award for Best Use of Personalization in North America. 11

Optimizing Our Branch Network Optimizing our financial center network will: . Move us towards multiple financial center types vs. a one-size-fits-all model . Give us greater ability to re-invest in people & digital transactions . Orient the financial center as a primary touchpoint enabling higher- value activities geared towards advice and sales . Create greater focus on customer experience in the financial centers . Closed 36 financial centers and upgraded 56 financial centers to the new format since 2014 Note: Closed financial center information is net of new openings 12

Granular, Well-Diversified Loan Portfolio . Average Loans for the nine months ended September 30, 2019 are up 3.5% compared to the same period in 2018 . Yields continue to move higher after several years of declines $16.3 $16.0 $15.8 4.70% $15.2 $0.8 $0.6 4.63% $0.5 $0.9 $14.1 $1.0 $14.0 $0.9 4.50% $13.3 $0.4 $0.8 $2.0 $2.4 $0.4 $1.8 $0.7 4.38% Portfolio Loan Total (1) Yield $12.0 $1.5 4.30% $1.4 $1.5 $1.4 Balances $1.6 $1.7 $10.0 $1.7 4.10% 4.04% 3.95% 4.07% $4.2 $4.3 $4.4 $8.0 $4.1 3.90% $3.9 Average Average LoanPortfolio $6.0 3.70% $6.2 $6.3 $6.4 $5.2 $5.6 $4.0 3.50% 2015 2016 2017 2018 YTD 9/2019 ($ IN BILLIONS) Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) Note: Loan portfolio composition is based on average balances for the years ended December 31, 2015 to 2018, and for the nine months ended September 30, 2019 13 (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% and 35% federal tax rate and statutory interest expense disallowances in 2018 through 2019 periods and the 2015 through 2017 periods, respectively

Attractive Core Deposit Profile . Steady growth in core deposits . Average Deposits for the nine months ended September 30, 2019 are up 5.8% compared to the same period in 2018 $18.0 0.79% 0.80% $16.5 $15.8 $16.0 $15.5 $1.5 0.70% $14.6 $- $ $13.7 $1.4 $1.5 $14.0 $- $1.4 $- $3.5 0.60% $1.3 $3.0 $3.0 $12.0 $2.7 0.55% $2.4 0.50% DepositCosts $10.0 $3.8 $4.0 $4.3 0.40% $3.3 $3.6 $8.0 (1) 0.31% 0.37% 0.29% 0.30% Average Average BalancesDeposit $6.0 $3.8 $4.2 $4.4 $4.3 $4.2 0.20% $4.0 $2.0 0.10% $3.0 $2.8 $2.7 $2.7 $2.9 $- 0.00% 2015 2016 2017 2018 YTD 9/2019 ($ IN BILLIONS) Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (1) Note: Deposit composition is based on average balances for the years ended December 31, 2015 to 2018 and for the nine months ended September 30, 2019. Average brokered deposits were $49 14 million for 2017, $122 million for 2018 and $240 million for the nine months ended September 30, 2019. Core Deposits equal total deposits less brokered and time deposits (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits.

Solid Asset Quality And Reserves Commentary Non-Performing Loans (NPLs) & Allowance/Loans . Overall asset quality continues to be stable 1.75% $144.8 $139.7 . We are mindful of where we are in the economic $150.0 $131.6 $134.8 $136.0 cycle and are continuing to assess and analyze the loan portfolio for signs of weakness or stress $125.0 1.50% . Agriculture portfolio is an area we have been $100.0 monitoring carefully over the last couple of years due 1.25% to compressed commodity prices $75.0 1.24% Performing Loans Performing - 1.17% o ~$1.0bn in balances, with dairy having the largest 1.12% 1.00% concentration (~28%) Non $50.0 1.05% 1.04% o ~70% family farms/~30% Agribusiness 0.75% $25.0 $0.0 0.50% 2015 2016 2017 2018 9/2019 NPL Allowance/Loans ($ IN MILLIONS) 15

Prudent Expense Management With Opportunities To Improve Commentary Efficiency Ratio (FTE) 71.00% 69.00% . Low rate environment and continued buildout of our 67.00% compliance, risk and technology infrastructures were the 65.00% primary drivers of the increase in the efficiency ratio in 63.00% 61.00% 2015 ~ $730 59.00% million . Meaningful positive operating leverage from 2016 through 57.00% 2014Y 2015Y 2016Y 2017Y ~ 2018Y$610 YTD 2018 reduced the efficiency ratio million o Closed 36 financial centers, net of new openings, since Fulton Peer Median 2014 Non-Interest Expenses / Average Assets (1) . Our efficiency ratio (FTE) was 63.6% for 3Q19 within our 3.00% goal of 60.0% - 65.0% 2.90% . Opportunities exist to gain efficiencies as we continue to: 2.80% o Optimize our delivery channels 2.70% o Upgrade our origination and servicing platforms 2.60% 2.50% 2.40% 2014Y 2015Y 2016Y 2017Y 2018Y YTD Fulton Peer Median Note: Chart Data from S&P Global Market Intelligence regulatory data; YTD data as of the most recent reporting date 16 See “Appendix” for listing of Peer Group banks (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

Excess Capital To Deploy Commentary Fulton 3Q19 Capital Ratios . Capital ratios exceed our internal minimums and regulatory 14.00% 12.0% 12.00% requirements 9.6% 9.6% 10.00% 8.5% o Opportunity exists to optimize the capital stack 8.5% 8.00% . Quarterly cash dividend increased to $0.13 per share in 6.00% March of 2019 4.00% ~ $730 o Declared a $0.04 special dividend in the 4th quarter of 2019 2.00% million 0.00% 1 . Repurchased ~6.8mn shares or ~$111.3mn through 3Q19 Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total~ $610 Risk-Based TCE million o Repurchased ~6.0mn shares or ~95.2mn in 2018 Internal Minimum Excess . Excess capital needs to earn a return above of our cost of Capital Ratios Vs. Peers capital or that excess should be distributed to shareholders 14.0% 13.2% 12.2% 11.7% 12.0% o Targeted dividend payout ratio of 40%-50% 12.0% o Opportunistic share repurchases 9.6% 9.6% 10.0% 9.6% 9.2% o Strategic M&A 8.5% 8.5% . Disciplined approach to M&A – Target Metrics 8.0% o Accretive to EPS in year 1 6.0% o IRR greater than target’s cost of capital 4.0% 1 o TBV earn back between 3-5 years Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk-Based TCE Fulton Peer Median Note: Chart Data from S&P Global Market Intelligence ; See “Appendix” for listing of Peer Group banks; Data as of the most recent reporting date 17 1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

RECENT FINANCIAL PERFORMANCE

Quarter Highlights: 3Q19 vs 2Q19 Net income per diluted share: $0.37 in 3Q19, 5.7% increase from 2Q19 Loan Growth: 0.7% increase in average balances, driven by residential and commercial mortgages. Ending balances increased 1.9%, driven by C&I and residential mortgages. Core Deposit Growth: 3.1% increase in average balances and 6.5% in ending balances, largely driven by seasonal increase in municipal accounts. Net Interest Income & Margin: Net interest income is down 2.0% from 2Q19, with the impact of a 13 basis point decrease in the net interest margin being partially offset by balance sheet growth Non-Interest Income(1): 2.2% increase realized due to increases in consumer banking income and other income, partially offset by a decrease in commercial banking income. Investment Securities Gains: $4.3 million recognized from restructuring of the balance sheet. Non-Interest Expense: 1.8% increase, driven by a $4.3 million prepayment penalty on certain FHLB advances, partially offset by FDIC Insurance credits and a decrease in net occupancy expense. Asset Quality: Decreases in provision for credit losses and non-accrual loans. 19 (1) Excluding investment securities gains.

Quarter Highlights: 3Q19 vs 3Q18 Net income per diluted share: $0.37 in 3Q19, unchanged from 3Q18 Loan Growth: 3.6% increase in average balances and 4.8% increase ending balances with growth in all categories, except for home equity and construction. Core Deposit Growth: 4.5% increase in average balances and 5.4% increase in ending balances, both driven by interest bearing demand deposits. Net Interest Income & Margin: Relatively unchanged net interest income, reflecting the impact of interest-earning asset growth, offset by an 11 basis point decrease in net interest margin Non-Interest Income(1): 8.4% increase realized in all fee categories, except for merchant and commercial card income Investment Securities Gains: $4.3 million recognized from a restructuring of the balance sheet. Non-Interest Expense: 8.4% increase in non-interest expense, largely driven by a $4.3 million prepayment penalty on certain FHLB advances and subsidiary bank consolidation costs, partially offset by FDIC Insurance credits. Asset Quality: Increase in provision for credit losses, non-accrual loans and net charge-offs. 20 (1) Excluding investment securities gains.

Income Statement Summary Change from 3Q19 2Q19 3Q18 (dollars in thousands, except per-share data) Net Interest Income $ 161,260 $ (3,284) $ 1,133 Provision for Credit Losses 2,170 (2,855) 550 Non-Interest Income 55,321 1,182 4,302 Securities Gains 4,492 4,316 4,478 Non-Interest Expense 146,770 2,602 11,357 Income before Income Taxes 72,133 2,467 (1,994) Income Taxes 10,025 138 1,531 Net Income $ 62,108 $ 2,329 $ (3,525) Net income per share (diluted) $ 0.37 $ 0.02 $ - ROA (1) 1.15% 0.01% (0.13%) ROE (2) 10.64% 0.22% (0.84%) ROE (tangible) (3) 14.03% 0.43% (0.96%) Efficiency ratio (3) 63.6% (0.6%) 1.1% (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized 21 (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized (3) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

Net Interest Income And Margin AVERAGE INTEREST-EARNING ASSETS & YIELDS ($ IN BILLIONS) NET INTEREST INCOME & NET INTEREST MARGIN $20.0 $16.0 $16.2 $16.3 $16.4 5.00% ($ IN MILLIONS) $15.9 4.75% $15.0 $180.0 4.00% 4.35% 4.37% 4.50% 4.25% 4.22% $165.0 $10.0 4.13% 4.25% 3.75% $150.0 4.00% $5.0 ~ $730 $135.0 3.50% million 3.75% 3.49% $3.1 $3.2 $3.1 $3.2 $3.4 $120.0 3.44% 3.44% $- 3.50% ~ $610 3.42% 3.25% 3.31% 3Q18 4Q18 1Q19 2Q19million 3Q19 $105.0 Securities & Other Loans Earning Asset Yield (FTE) $90.0 3.00% $160.1 $162.9 $163.3 $164.5 $161.3 $75.0 ($ IN BILLIONS) 2.75% AVERAGE LIABILITIES & RATES $60.0 $20.0 1.50% $2.0 $1.8 $45.0 2.50% $1.7 $1.5 $1.8 $15.0 $30.0 1.29% 1.29% 1.00% 2.25% 1.10% 1.21% $15.0 1.01% $10.0 $- 2.00% 0.50% 3Q18 4Q18 1Q19 2Q19 3Q19 $16.0 $16.4 $16.3 $16.4 $17.0 $5.0 Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) $- 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 Deposits Borrowings Cost of Interest-bearing Liabilities (1) Using a 21% federal tax rate and statutory interest expense disallowances 22

Asset Quality PROVISION FOR CREDIT LOSSES NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS ($ IN MILLIONS) $160.0 $147.7 2.00% $10.0 $139.7 $138.7 $136.0 $8.2 $120.1 $120.0 1.50% $5.1 $5.0 $80.0 1.00% 0.90% 0.86% 0.85% 0.81% $2.2 $40.0 0.75% 0.50% $1.6 $0.0 0.00% $- 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 NPL NPLs/Loans NET CHARGE-OFFS (NCOS) AND NCOS TO AVERAGE LOANS ALLOWANCE FOR CREDIT LOSSES (ALLOWANCE) TO NPLS & LOANS 150.0% $40.0 140% 1.00% 1.75% $30.0 0.17% 0.50% 127% $20.0 0.08% 0.10% 0.15% -0.04% 125.0% 123% 121% 120% 0.00% 1.25% $10.0 $6.6 $6.3 $4.1 $3.0 $(1.5) $- -0.50% 1.08% 1.05% 1.05% 1.05% 1.04% 3Q18 4Q18 1Q19 2Q19 3Q19 $(10.0) -1.00% 100.0% 0.75% 3Q18 4Q18 1Q19 2Q19 3Q19 Allowance/NPLs Allowance/Loans NCOs/(recoveries) NCOs/Average Loans (annualized) 23

Non-interest Income(1) Three months ended September 30, 2019 (percent of total non-interest income) 3Q19 2Q19 Change (in thousands) n Wealth management $ 13,867 $ 14,153 $ (286) n Mortgage banking 6,658 6,593 65 n Consumer banking 13,333 12,367 966 n Commercial banking 18,284 18,442 (158) ~ $730 n Other million 3,179 2,584 595 $ 55,321 $~ $610 54,139 1,182 million Three months ended June 30, 2019 (percent of total non-interest income) Non-interest income increased $1.2 million, or 2.2% Driven by increases in: Consumer banking - increases in card income and overdraft fees Other - increases due to additional investments in bank-owned life insurance Partially offset by decreases in: Wealth management - trust commission and brokerage income Commercial banking - merchant and card income (1) Excluding investment securities gains 24

Non-interest Expenses Three months ended September 30, 2019 (percent of total non-interest expense) 3Q19 2Q19 Change (in thousands) n Salaries and benefits $ 78,211 $ 78,991 $ (780) n Occupancy 12,368 14,469 (2,101) n Data Processing and software 11,590 11,268 322 n Other outside services 12,163 11,259 904 n Other 32,438 28,181 4,257 $146,770 $144,168 2,602 Non-interest expenses increased $2.6 million, or 1.8% Three months ended June 30, 2019 (percent of total non-interest expense) Driven by increases in: Other - $4.3 million of penalties related to the prepayment of FHLB advances Partially offset by decreases in: Other - $2.6 million of FDIC Insurance credits Salaries and benefits Occupancy Subsidiary bank consolidation costs of $5.2 million and $5.1 million were included in 3Q19 and 2Q19 other expense, respectively. 25

Profitability & Capital ROA(1) ROE AND ROE (TANGIBLE)(2) 1.40% 1.28% 16.00% 14.99% 14.03% 1.20% 1.12% 1.11% 1.14% 1.15% 13.17% 13.28% 13.60% 11.48% 1.00% 12.00% 10.10% 10.15% 10.42% 10.64% 0.80% 8.00% 0.60% 4.00% 0.40% 0.20% 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 ROE ROE (tangible) TANGIBLE COMMON EQUITY RATIO(2) NET INCOME PER DILUTED SHARE 12.0% $0.40 $0.37 $0.37 $0.35 $0.35 $0.33 $0.33 8.8% 8.5% 8.6% 8.5% 8.5% $0.30 8.0% $0.25 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 In 2019, approximately 6.8 million shares were repurchased at a cost of $111.3 million through September 2019. (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized 26 (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

2019 Outlook Changes from the outlook as of the end of the second quarter of 2019 have been underlined. • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Low single-digit growth rate • Net Interest Margin: A decrease of 3 to 5 basis points over the full year 2019 vs. 2018 • Non-Interest Income: High single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 14% and 16% 27 27

APPENDIX

Average Loan Portfolio And Yields Change in 3Q 2019 Balance From Yield From Balance Yield 2Q 2019 3Q 2018 2Q 2019 3Q 2018 (dollars in millions) Comm'l Mtg $ 6,489 4.57% $ 65 $ 179 (0.10%) 0.11% Commercial 4,415 4.56% (26) 111 (0.17%) 0.20% Res Mtg 2,513 4.06% 146 370 (0.03%) 0.10% Home Equity 1,364 5.27% (40) (110) (0.08%) 0.28% Construction 905 4.68% (38) (65) (0.61%) 0.10% Consumer 458 4.36% 12 82 (0.02%) (0.14%) Leasing 278 4.41% (2) 2 (0.04%) (0.25%) Other 15 - 4 6 - % - % - Total Loans $ 16,437 4.55% $ 121 $ 575 (0.14%) 0.11% Note: Presented on an FTE basis, using a 21% federal tax rate and statutory interest expense disallowances 29 Average loan portfolio and yield are for the three months ended September 30, 2019, June 30, 2019 and September 30, 2018

Average Customer Funding And Rates Change In 3Q 2019 Balance From Rate From Balance Rate 2Q 2019 3Q 2018 2Q 2019 3Q 2018 (dollars in millions) Non-int DDA $ 4,248 - % $ 47 $ (50) - % - % Int DDA 4,448 0.82% 262 332 0.04% 0.21% Savings/Money Mkt 5,026 0.87% 100 308 0.01% 0.23% Brokered 253 2.40% 7 91 (0.18%) 0.35% Time 2,975 1.86% 159 302 0.12% 0.52% Total Deposits 16,950 0.84% 575 983 0.04% 0.25% Cash Mgt 333 0.80% (12) (115) 0.03% 0.32% Total Customer Funding $ 17,283 0.84% $ 563 $ 868 0.04% 0.25% 30

Non-Interest Income(1) Change From 3Q 2019 2Q 2019 3Q 2018 2Q 2019 3Q 2018 (in thousands) Wealth management $ 13,867 $ 14,153 $ 13,066 $ (286) $ 801 Commercial banking: Merchant and card 6,166 6,512 6,307 (346) (141) Cash management 4,696 4,638 4,472 58 224 Commercial loan interest rate swap 3,944 3,477 3,607 467 337 Other commercial banking 3,478 3,815 3,154 (337) 324 Total commercial banking 18,284 18,442 17,540 (158) 744 Consumer banking: Card 5,791 5,047 5,382 744 409 Overdraft 4,682 4,413 4,443 269 239 Other consumer banking 2,860 2,907 2,840 (47) 20 Total consumer banking 13,333 12,367 12,665 966 668 Mortgage banking: Gains on sales of mortgage loans 5,520 5,180 3,659 340 1,861 Mortgage servicing 1,138 1,413 1,237 (275) (99) Total mortgage banking 6,658 6,593 4,896 65 1,762 Other 3,179 2,584 2,852 595 327 Total Non-Interest Income(1) $ 55,321 $ 54,139 $ 51,019 $ 1,182 $ 4,302 31 (1) Excluding securities gains

Non-Interest Expense Change From 3Q 2019 2Q 2019 3Q 2018 2Q 2019 3Q 2018 (in thousands) Salaries and employee benefits $ 78,211 $ 78,991 $ 76,770 $ (780) $ 1,441 Net occupancy 12,368 14,469 12,578 (2,101) (210) Other outside services 12,163 11,259 9,122 904 3,041 Data processing and software 11,590 11,268 10,157 322 1,433 Prepayment of FHLB advances 4,326 - - 4,326 4,326 Equipment 3,459 3,299 3,000 160 459 Professional fees 3,331 2,970 3,427 361 (96) Marketing 3,322 2,863 2,692 459 630 Amortization of tax credit investments 1,533 1,492 1,637 41 (104) Intangible amortization 1,071 107 - 964 1,071 FDIC insurance 239 2,755 2,814 (2,516) (2,575) Other 15,157 14,695 13,216 462 1,941 Total Non-Interest Expense $ 146,770 $ 144,168 $ 135,413 $ 2,602 $ 11,357 32

Non-GAAP Reconciliation

Note: *The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019	Sep 30 2019
Tangible Common Equity to Tangible Assets (TCE Ratio)			*(dollars in thousands)*		
Shareholders' equity	$ 2,283,014	$ 2,247,573	$ 2,301,019	$ 2,308,798	$ 2,324,016
Less: Intangible assets	(531,556)	(531,556)	(535,356)	(535,249)	(534,178)
Tangible shareholders' equity (numerator)	$ 1,751,458	$ 1,716,017	$ 1,765,663	$ 1,773,549	$ 1,789,838
Total assets	$ 20,364,810	$ 20,682,152	$ 20,974,649	$ 21,308,670	$ 21,703,618
Less: Intangible assets	(531,556)	(531,556)	(535,356)	(535,249)	(534,178)
Total tangible assets (denominator)	$ 19,833,254	$ 20,150,596	$ 20,439,293	$ 20,773,421	$ 21,169,440
Tangible Common Equity to Tangible Assets	**8.8%**	**8.5%**	**8.6%**	**8.5%**	**8.5%**

	Three Months Ended				
	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019	Sep 30 2019
Pre-Provision Net Revenue			*(in thousands)*		
Net interest income	$ 160,127	$ 162,944	$ 163,315	$ 164,544	$ 161,260
Non-interest income	51,033	49,523	46,751	54,315	59,813
Less: Investment securities gains	(14)	-	(65)	(176)	(4,492)
Total Revenue	$ 211,146	$ 212,467	$ 210,001	$ 218,683	$ 216,581
Non-interest expense	$ 135,413	$ 140,685	$ 137,824	$ 144,168	$ 146,770
Less: Prepayment penalty on FHLB advances	-	-	-	-	(4,326)
Less: Amortization of tax credit investments	(1,637)	(6,538)	(1,491)	(1,492)	(1,533)
Less: Intangible Amortization	-	-	(107)	(107)	(1,071)
Total Non-interest expense	$ 133,776	$ 134,147	$ 136,226	$ 142,569	$ 139,840
Pre-Provision Net Revenue	**$ 77,370**	**$ 78,320**	**$ 73,775**	**$ 76,114**	**$ 76,741**

33

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

	Years Ended					Nine Months Ended	Three Months Ended			
						Sep 30	Sep 30	Dec 31	Mar 31	Jun 30
	2014	2015	2016	2017	2018	2019	2018	2018	2019	2019
Efficiency ratio										
Non-interest expense	$ 459,246	$ 480,160	$ 489,519	$ 525,579	$ 546,104	$ 428,762	$ 135,413	$ 140,685	$ 137,824	$ 144,168
Less: Intangible Amortization	-	-	-	-	-	(1,285)	-	-	(107)	(107)
Less: Amortization of tax credit investments	(1,259)	(247)	-	(11,028)	(11,449)	(4,516)	(1,637)	(6,538)	(1,491)	(1,492)
Less: Loss on redemption of trust preferred securities	-	(5,626)	-	-	-	-	-	-	-	-
Less: Prepeyment penalty on FHLB advances	-	-	-	-	-	(4,326)	-	-	-	-
Non-interest expense (numerator)	$ 457,987	$ 474,287	$ 489,519	$ 514,551	$ 534,655	$ 418,635	$ 133,776	$ 134,147	$ 136,226	$ 142,569
Net interest income (fully taxable-equivalent)	$ 532,322	$ 518,464	$ 541,271	$ 598,565	$ 642,577	$ 498,877	$ 163,194	$ 166,123	$ 166,564	$ 167,796
Plus: Total Non-interest income	167,379	181,839	190,178	207,974	195,525	160,879	51,033	49,523	46,751	54,315
Less: Investment securities gains	(2,041)	(9,066)	(2,550)	(9,071)	(37)	(4,733)	(14)	-	(65)	(176)
Net interest income (denominator)	$ 697,660	$ 691,237	$ 728,899	$ 797,468	$ 838,065	$ 655,023	$ 214,213	$ 215,646	$ 213,250	$ 221,935
Efficiency ratio	65.6%	68.6%	67.2%	64.5%	63.8%	63.9%	62.5%	62.2%	63.9%	64.2%

	Three Months Ended			
	Sep 30	Dec 31	Mar 31	Jun 30
	2018	2018	2019	2019
Return on Average Shareholders' Equity (ROE) (Tangible)				
Net income	$ 65,633	$ 58,083	$ 56,663	$ 59,779
Plus: Intangible amortization, net of tax	-	-	85	85
Net income (numerator)	$ 65,633	$ 58,083	$ 56,748	$ 59,864
Average shareholders' equity	$ 2,269,093	$ 2,281,669	$ 2,265,097	$ 2,301,258
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,767)	(535,301)
Average tangible shareholders' equity (denominator)	$ 1,737,537	$ 1,750,113	$ 1,733,330	$ 1,765,957

34

FULTON FINANCIAL CORPORATION

Peer Group . Atlantic Union Bankshares Corporation . Prosperity Bancshares, Inc. . BancorpSouth Bank . Provident Financial Services, Inc. . Commerce Bancshares, Inc. . Trustmark Corporation . First Midwest Bancorp, Inc. . UMB Financial Corporation . F.N.B. Corporation . Umpqua Holdings Corporation . Hancock Whitney Corporation . United Bankshares, Inc. . IBERIABANK Corporation . United Community Banks, Inc. . Investors Bancorp, Inc. . Valley National Bancorp . Northwest Bancshares, Inc. . Webster Financial Corporation . Old National Bancorp . Wintrust Financial Corporation 35

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